Exhibit A

         Registered Investment Companies Subject to Management Agreement
---------------------------------------------------------------------------------
----------------------------------

Registered Investment Company and Funds                                                         Date
---------------------------------------------------------------------------------
----------------------------------

American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund                                           August 1, 1997
     Benham California Insured Tax-Free Fund                                               August 1, 1997
     Benham California Intermediate-Term Tax-Free Fund                                     August 1, 1997
     Benham California Limited-Term Tax-Free Fund                                          August 1, 1997
     Benham California Long-Term Tax-Free Fund                                             August 1, 1997
     Benham California Municipal Money Market Fund                                         August 1, 1997
     Benham California Tax-Free Money Market Fund                                          August 1, 1997

American Century Government Income Trust
     Benham Capital Preservation Fund                                                      August 1, 1997
     Benham GNMA Fund                                                                      August 1, 1997
     Benham Government Agency Money Market Fund                                            August 1, 1997
     Benham Inflation-Adjusted Treasury Fund                                               August 1, 1997
     Benham Intermediate-Term Treasury Fund                                                August 1, 1997
     Benham Long-Term Treasury Fund                                                        August 1, 1997
     Benham Short-Term Government Fund                                                     August 1, 1997
     Benham Short-Term Treasury Fund                                                       August 1, 1997

American Century International Bond Funds
     Benham International Bond Fund                                                        August 1, 1997

American Century Investment Trust
     Benham Prime Money Market Fund                                                        August 1, 1997

American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund                                       August 1, 1997
     Benham Florida Intermediate-Term Municipal Fund                                       August 1, 1997
     Benham Florida Municipal Money Market Fund                                            August 1, 1997
     Benham Intermediate-Term Tax-Free Fund                                                August 1, 1997
     Benham Limited-Term Tax-Free Fund                                                     August 1, 1997
     Benham Long-Term Tax-Free Fund                                                        August 1, 1997
     Benham High-Yield Municipal Fund                                                      March 31, 1998
     Benham Tax-Free Money Market Fund                                                     August 1, 1997

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                                                   August 1, 1997
     American Century Global Gold Fund                                                     August 1, 1997
     American Century Global Natural Resources Fund                                        August 1, 1997
     American Century Income & Growth Fund                                                 August 1, 1997
     American Century Small Capitalization Quantitative Fund                               July 1, 1998
     American Century Utilities Fund                                                       August 1, 1997

American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                                                  August 1, 1997
     Benham Target Maturities Trust: 2005                                                  August 1, 1997
     Benham Target Maturities Trust: 2010                                                  August 1, 1997
     Benham Target Maturities Trust: 2015                                                  August 1, 1997
     Benham Target Maturities Trust: 2020                                                  August 1, 1997
     Benham Target Maturities Trust: 2025                                                  August 1, 1997
---------------------------------------------------------------------------------
----------------------------------


By executing this Exhibit A, each Fund executes the Management Agreement to which it is attached and all of its Exhibits and amendments as of the date specified above.

                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                             MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND
                                             FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY
                                             FUNDS
                                        AMERICAN CENTURY TARGET MATURITIES TRUST
AMERICAN CENTURY INVESTMENT
     MANAGEMENT, INC.

/*/Robert C. Puff                       /*/Douglas A. Paul
Robert C. Puff                          Douglas A. Paul
President                               Secretary

                                    Exhibit B

                          Series Investment Categories
------------------------------------------
--------------------------------------------------------------------------

Investment Category                        Series
------------------------------------------
--------------------------------------------------------------------------
Money Market Funds                         Benham California Municipal Money Market Fund
                                           Benham California Tax-Free Money Market Fund
                                           Benham Capital Preservation Fund
                                           Benham Florida Municipal Money Market Fund
                                           Benham Government Agency Money Market Fund
                                           Benham Prime Money Market Fund
                                           Benham Tax-Free Money Market Fund

Bond Funds                                 Benham Arizona Intermediate-Term Municipal Fund
                                           Benham California High Yield Municipal Fund
                                           Benham California Insured Tax-Free Fund
                                           Benham California Intermediate-Term Tax-Free Fund
                                           Benham California Limited-Term Tax-Free Fund
                                           Benham California Long-Term Tax-Free Fund
                                           Benham Florida Intermediate-Term Municipal Fund
                                           Benham GNMA Fund
                                           Benham High-Yield Municipal Fund
                                           Benham Inflation-Adjusted Treasury Fund
                                           Benham Intermediate-Term Tax-Free Fund
                                           Benham Intermediate-Term Treasury Fund
                                           Benham International Bond Fund
                                           Benham Limited-Term Tax-Free Fund
                                           Benham Long-Term Tax-Free Fund
                                           Benham Long-Term Treasury Fund
                                           Benham Short-Term Government Fund
                                           Benham Short-Term Treasury Fund
                                           Benham Target Maturities Trust: 2000
                                           Benham Target Maturities Trust: 2005
                                           Benham Target Maturities Trust: 2010
                                           Benham Target Maturities Trust: 2015
                                           Benham Target Maturities Trust: 2020
                                           Benham Target Maturities Trust: 2025

Equity Funds                               American Century Equity Growth Fund
                                           American Century Global Gold Fund
                                           American Century Global Natural Resources Fund
                                           American Century Income & Growth Fund
                                           American Century Small Capitalization Quantitative Fund
                                           American Century Utilities Fund
------------------------------------------
--------------------------------------------------------------------------

Dated:  July 1, 1998


                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                             MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND
                                             FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY
                                             FUNDS
                                        AMERICAN CENTURY TARGET MATURITIES TRUST

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

As executed on behalf of the above in   As executed on behalf of the above in
Exhibit A by                            Exhibit A by

Robert C. Puff                          Douglas A. Paul
President                               Secretary

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

Schedule 1

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 1 Funds:
First $1 billion                   0.2500%                          Benham Capital Preservation Fund
Next $1 billion                    0.2070%                     Benham Government Agency Money Market Fund

------------------------------------------------------------------
Next $3 billion                    0.1660%
Next $5 billion                    0.1490%
Next $15 billion                   0.1380%
Next $25 billion                   0.1375%
Thereafter                         0.1370%

Schedule 2

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 2 Funds:
First $1 billion                   0.2700%                    Benham California Tax-Free Money Market Fund
Next $1 billion                    0.2270%                    Benham California Municipal Money Market Fund
Next $3 billion                    0.1860%                     Benham Florida Municipal Money Market Fund
Next $5 billion                    0.1690%                          Benham Tax-Free Money Market Fund

------------------------------------------------------------------
Next $15 billion                   0.1580%
Next $25 billion                   0.1575%
Thereafter                         0.1570%

Schedule 3

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 3 Funds:
First $1 billion                   0.3700%                           Benham Prime Money Market Fund

------------------------------------------------------------------
Next $1 billion                    0.3270%
Next $3 billion                    0.2860%
Next $5 billion                    0.2690%
Next $15 billion                   0.2580%
Next $25 billion                   0.2575%
Thereafter                         0.2570%




                       Category Fee Schedules: Bond Funds


Schedule 1

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 1 Funds:
First $1 billion                   0.2800%                           Benham Short-Term Treasury Fund
Next $1 billion                    0.2280%                       Benham Intermediate-Term Treasury Fund
Next $3 billion                    0.1980%                           Benham Long-Term Treasury Fund
Next $5 billion                    0.1780%                    Benham California Limited-Term Tax-Free Fund
Next $15 billion                   0.1650%                  Benham California Intermediate-Term Tax-Free Fund
Next $25 billion                   0.1630%                      Benham California Long-Term Tax-Free Fund
Thereafter                         0.1625%                       Benham California Insured Tax-Free Fund
                                                             Benham Arizona Intermediate-Term Municipal Fund
                                                             Benham Florida Intermediate-Term Municipal Fund
                                                                    Benham Limited-Term Tax-Free Fund
                                                                 Benham Intermediate-Term Tax-Free Fund
                                                                     Benham Long-Term Tax-Free Fund
                                                                 Benham Inflation-Adjusted Treasury Fund

------------------------------------------------------------------

Schedule 2

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 2 Funds:
First $1 billion                   0.3100%                     Benham California High-Yield Municipal Fund

------------------------------------------------------------------
Next $1 billion                    0.2580%
Next $3 billion                    0.2280%
Next $5 billion                    0.2080%
Next $15 billion                   0.1950%
Next $25 billion                   0.1930%
Thereafter                         0.1925%

Schedule 3

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 3 Funds:
First $1 billion                   0.3600%                                  Benham GNMA Fund
Next $1 billion                    0.3080%                          Benham Short-Term Government Fund
Next $3 billion                    0.2780%                        Benham Target Maturities Trust: 2000
Next $5 billion                    0.2580%                        Benham Target Maturities Trust: 2005
Next $15 billion                   0.2450%                        Benham Target Maturities Trust: 2010
Next $25 billion                   0.2430%                        Benham Target Maturities Trust: 2015
Thereafter                         0.2425%                        Benham Target Maturities Trust: 2020
                                                                  Benham Target Maturities Trust: 2025

------------------------------------------------------------------




                       Category Fee Schedules: Bond Funds
                                   (continued)


Schedule 4

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 4 Funds:
First $1 billion                   0.6100%                           Benham International Bond Fund

------------------------------------------------------------------
Next $1 billion                    0.5580%
Next $3 billion                    0.5280%
Next $5 billion                    0.5080%
Next $15 billion                   0.4950%
Next $25 billion                   0.4930%
Thereafter                         0.4925%

Schedule 5

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 5 Funds:
First $1 billion                   0.4100%                          Benham High-Yield Municipal Fund

------------------------------------------------------------------
Next $1 billion                    0.3580%
Next $3 billion                    0.3280%
Next $5 billion                    0.3080%
Next $15 billion                   0.2950%
Next $25 billion                   0.2930%
Thereafter                         0.2925%


                      Category Fee Schedules: Equity Funds


Schedule 1

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 1 Funds:
First $1 billion                   0.5200%                         American Century Equity Growth Fund
Next $5 billion                    0.4600%                          American Century Global Gold Fund
Next $15 billion                   0.4160%                   American Century Global Natural Resources Fund
Next $25 billion                   0.3690%                        American Century Income & Growth Fund
Next $50 billion                   0.3420%                           American Century Utilities Fund

------------------------------------------------------------------
Next $150 billion                  0.3390%
Thereafter                         0.3380%

Schedule 2

------------------------------------------------------------------
Category Assets                    Fee Rate                                 Schedule 2 Funds:
First $1 billion                   0.7200%                        American Century Small Capitalization
Next $5 billion                    0.6600%                                  Quantitative Fund

------------------------------------------------------------------
Next $15 billion                   0.6160%
Next $25 billion                   0.5690%
Next $50 billion                   0.5420%
Next $150 billion                  0.5390%
Thereafter                         0.5380%

Dated:  July 1, 1998

                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                             MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND
                                             FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY
                                             FUNDS
                                        AMERICAN CENTURY TARGET MATURITIES TRUST

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

As executed on behalf of the above in   As executed on behalf of the above in
Exhibit A by                            Exhibit A by

Robert C. Puff                          Douglas A. Paul
President                               Secretary

                                    Exhibit D
                              Complex Fee Schedule

                        Complex Assets                                Fee Rate
                        --------------                                --------
                        First $2.5 billion                            0.3100%
                        Next $7.5 billion                             0.3000%
                        Next $15.0 billion                            0.2985%
                        Next $25.0 billion                            0.2970%
                        Next $50.0 billion                            0.2960%
                        Next $100.0 billion                           0.2950%
                        Next $100.0 billion                           0.2940%
                        Next $200.0 billion                           0.2930%
                        Next $250.0 billion                           0.2920%
                        Next $500.0 billion                           0.2910%
                        Thereafter                                    0.2900%


Dated:  July 1, 1998

                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                             MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND
                                             FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY
                                             FUNDS
                                        AMERICAN CENTURY TARGET MATURITIES TRUST

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

As executed on behalf of the above in   As executed on behalf of the above in
Exhibit A by                            Exhibit A by

/*/Robert C. Puff                       /*/Douglas A. Paul
Robert C. Puff                          Douglas A. Paul
President                               Secretary